EXHIBIT 32.2 - CFO 906 CERTIFICATION
           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Red Giant Entertainments, Inc. (the "Company") on Form 10-Q for the three months ended November 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Benny Powell, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date: January 22, 2013                     /s/ Benny Powell
                                           -------------------------------------
                                           Benny Powell
                                           Chief Financial Officer and Principal
                                           Financial and Accounting Officer